UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2019 (June 4, 2019)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

Genesco Inc. announces plans for members of its management to make a presentation on the Company at the Baird 2019 Global Consumer, Technology & Services Conference at 9:05 a.m. Eastern Time on Wednesday, June 5, 2019. A live audio feed of the presentation will be accessible on the Internet through the Company's website at www.genesco.com.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release dated June 4, 2019, issued by Genesco Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: June 4, 2019	By:	/s/ Mimi E. Vaughn
	Name:	Mimi E. Vaughn
	Title:	Chief Operating Officer, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated June 4, 2019, issued by Genesco Inc.